UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2018

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of
Incorporation)

001-35518	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 10, 2018, Supernus Pharmaceuticals, Inc. (the “Company”) was informed that William A. Nuerge, one of its independent directors, had passed away on January 10, 2018.  The Company is deeply saddened by Mr. Nuerge’s passing and extends its sincere condolences to his family.  Mr. Nuerge served as a Director of the Company since 2006, and he was a member of the Audit Committee and the Compensation Committee of the Company’s Board of Directors at the time of his death.

Mr. Nuerge’s death reduced the number of directors currently serving on the Company’s Audit Committee to two, rendering the Company noncompliant with Rule 5605(c)(2) of the listing rules of The NASDAQ Stock Market LLC (“Nasdaq”), which requires that the Audit Committee of a Nasdaq-listed company have at least three members, each meeting independence and certain other criteria.  In accordance with Nasdaq listing rules, the Company notified Nasdaq on January 12, 2018, of the resulting non-compliance with the listing rules caused by Mr. Nuerge’s passing.  The Company also informed NASDAQ of the action taken by the Company’s Board of Directors (the “Board”) to regain compliance with the listing rules by appointing Georges Gemayel, Ph.D., a current independent director of the Company, to fill the vacancy on the Company’s Audit Committee.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2018, the Board appointed Georges Gemayel, Ph.D., to the Audit Committee of the Company and Fred Hudson to the Compensation Committee of the Company, filling the vacancy on these committees created by the death of Mr. Nuerge.  Dr. Gemayel and Mr. Hudson are each currently independent directors of the Company.

Item 8.01                                        Other Events.

On January 12, 2018, the Company issued a press release announcing the passing of Mr. Nuerge.  A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibit

The following document is furnished as an Exhibit pursuant to Item 8.01 hereof:

Exhibit 99.1 — Press Release Dated January 12, 2018.

EXHIBIT INDEX

Number	Description

99.1	Press Release Dated January 12, 2018.	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: January 12, 2018	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Vice-President and Chief Financial Officer